Supplement to the currently effective PROSPECTUS

Deutsche Enhanced Commodity Strategy Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Sonali Kapoor, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2015.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

■	Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
■	Head of US Loan Portfolio Management, High Yield Strategies: New York.
■	BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

■	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.

Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.
■	Senior Portfolio Manager: New York.
■	BA in Economics from Vassar College; MBA in Finance from Vanderbilt University; CFA Charterholder.

February 1, 2016

PROSTKR-574

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2010.

■	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Sonali Kapoor, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2015.

■	Joined Deutsche Asset & Wealth Management in 2013 with 3 years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.
■	Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.
■	BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-574

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